UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2011

Web.com Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51595	94-3327894
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12808 Gran Bay Parkway West, Jacksonville, FL	32258
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (904) 680-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 27, 2011, Web.com Group, Inc (“the Company”) completed its acquisition (the “Acquisition”) of Net Sol Parent LLC (formerly known as GA-Net Sol Parent LLC) (“Network Solutions”), a provider of domain names, web hosting and online marketing services, pursuant to that certain Purchase Agreement dated August 3, 2011 by and among Web.com Group, Inc., a Delaware corporation, Net Sol Holdings LLC, a Delaware limited liability company, and GA-Net Sol Parent LLC, a Delaware limited liability company and a wholly-owned subsidiary of Net Sol Holdings LLC.  Consideration for the acquisition was approximately $405 million in cash and the issuance of 18 million shares of Web.com common stock.  The Company’s stockholders approved the issuance of the 18 million shares at the Company’s Special Meeting of Stockholders held on October 25, 2011.

On October 28, 2011, the Company filed a Current Report on Form 8-K announcing the completion of the Acquisition of Network Solutions (“the Original 8-K”).  This amendment to the October 28, 2011 Original 8-K is being filed solely to include the financial statement requirements of Item 9.01(a) and Item 9.01(b) of Form 8-K and includes the audited financial statements of Network Solutions and the unaudited pro forma combined condensed financial statements of the Company and Network Solutions.

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

The audited consolidated financial statements of GA-Net Sol Parent LLC and Subsidiaries as of and for the years ended December 31, 2010, 2009 and 2008 and the unaudited interim consolidated financial statements of GA-Net Sol Parent LLC and Subsidiaries as of June 30, 2011 and for the six months ended June 30, 2011 and 2010 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)           Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)           Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm as of and for the years ended December 31, 2010, 2009 and 2008

99.1
Audited consolidated financial statements as of and for the years ended December 31, 2010, 2009 and 2008 and unaudited interim consolidated financial statements as of June 30, 2011 and for the six months ended June 30, 2011 and 2010 of GA-Net Sol Parent LLC and Subsidiaries

99.2	Unaudited pro forma condensed consolidated combined financial information of the Company and subsidiaries and GA-Net Sol Parent LLC and Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Web.com Group, Inc. (Registrant)

/s/ Matthew P. McClure
Matthew P. McClure, Secretary

Date: November 4, 2011

Exhibit Index

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm as of and for the years ended December 31, 2010, 2009 and 2008

99.1
Audited consolidated financial statements as of and for the years ended December 31, 2010, 2009 and 2008 and unaudited interim consolidated financial statements as of June 30, 2011 and for the six months ended June 30, 2011 and 2010 of GA-Net Sol Parent LLC and Subsidiaries

99.2	Unaudited pro forma condensed consolidated combined financial information of the Company and subsidiaries and GA-Net Sol Parent LLC and Subsidiaries